UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 9, 2018

Wal-Mart Stores, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-06991	71-0415188
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 S.W. 8th Street

Bentonville, Arkansas 72716-0215

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:

(479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On January 9, 2018, Wal-Mart Stores, Inc., a Delaware corporation (the “Company”), issued a press release (the “Press Release”) announcing the commencement of a cash tender offer for outstanding notes of its series of 7.55% notes due 2030, 6.750% debentures due 2023, 4.250% notes due 2021, 3.250% notes due 2020, 1.950% notes due 2018, 6.500% notes due 2037, 6.200% notes due 2038, 5.625% notes due 2041, 5.625% notes due 2040, 5.25% notes due 2035, 5.000% notes due 2040, 4.875% notes due 2040, 4.750% notes due 2043, 5.875% notes due 2027, 4.300% notes due 2044, 4.000% notes due 2043, 4.125% notes due 2019 and 3.625% notes due 2020 (collectively, the “Dollar Securities”) and the commencement of a cash tender offer for outstanding notes of its series of 4.875% notes due 2039, 5.250% notes due 2035 and 5.750% notes due 2030 (collectively, the “Sterling Securities” and, together with the Dollar Securities, the “Securities”). Pursuant to the tender offer for the Dollar Securities (the “Dollar Tender Offer”), the Company will pay aggregate consideration (excluding accrued interest) of up to $4 billion for the Dollar Securities it purchases in the Dollar Tender Offer. Pursuant to the tender offer for the Sterling Securities (the “Sterling Tender Offer” and, together with the Dollar Tender Offer, the “Tender Offers”), the Company will pay aggregate consideration (excluding accrued interest) of up to £650 million for the Sterling Securities it purchases in the Sterling Tender Offer. Each of the Tender Offers will expire at 11:59 p.m., New York City time, on February 6, 2018, unless that Tender Offer is extended or earlier terminated.

A copy of the Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K, including Exhibit 99.1 hereto, does not constitute an offer to sell or an offer to purchase any of the Securities or any other securities of the Company. The Tender Offers are being made only pursuant to an Offer to Purchase dated January 9, 2018 and a related Letter of Transmittal, which set forth the terms and conditions of each of the Tender Offers. The Company is making each Tender Offer only in those jurisdictions in which the Company is permitted to make that Tender Offer under applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following document is filed as an exhibit to this Current Report on Form 8-K:

99.1	PRESS RELEASE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2018

WAL-MART STORES, INC.

By:	/s/ Gordon Y. Allison
Name:	Gordon Y. Allison
Title:	Vice President and General Counsel, Corporate